IN THE CIRCUIT COURT OF THE TWELFTH JUDICIAL CIRCUIT
IN AND FOR SARASOTA COUNTY, FLORIDA

Rockwell Capital Partners, Inc.,
a Delaware Corporation,
Plaintiff,

v. Case No.

Cardinal Energy Group, Inc.,
a Nevada Corporation,
Defendant.
______________________________/

COMPLAINT

Plaintiff, Rockwell Capital Partners, Inc. ("Rockwell") files this Complaint against Defendant, Cardinal Energy Group, Inc. ("Cardinal"), and alleges:

1. This is an action for damages in excess of fifteen thousand dollars ($15,000.00).

2. This court has jurisdiction over the parties hereto and the subject matter of this action.

3. Venue is proper in Sarasota County, Florida.

4. Cardinal Energy Group, Inc. is a corporation formed and existing under the laws of the State of Nevada.

5. Rockwell is a corporation formed and existing under the laws of the State of Delaware.

6. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 28, 2016 and by Rockwell on December 1, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $10,000.00 owed by Cardinal, to creditor Meyers Associates, L.P. ("Meyers"), assignor. A copy of the Claims

Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit A referenced below) evidencing the debt owed by Cardinal to Meyers are attached hereto as Composite Exhibit "A".

7. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to Meyers, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

8. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 28, 2016 and by Rockwell on December 1, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $4,000.00 owed by Cardinal, to creditor CFO On Call ("CFO"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit B referenced below) evidencing the debt owed by Cardinal to CFO is attached hereto as Composite Exhibit "B".

9. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to CFO, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

10. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 28, 2016 and by Rockwell on December 1, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $2,425.00 owed by Cardinal, to creditor Empire Stock Transfer ("Empire"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit C referenced below) evidencing the debt owed by Cardinal to Empire is attached hereto as Composite Exhibit "C".

11. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to Empire, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

12. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 25, 2016 and by Rockwell on December 1, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $40,000.00 owed by Cardinal, to creditor Capital City Consulting Group ("Capital"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit D referenced below) evidencing the debt owed by Capital to Capital is attached hereto as Composite Exhibit "D".

13. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to Capital, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

14. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 29, 2016 and by Rockwell on November 29, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $23,095.49 owed by Cardinal, to creditor BWA Law Group ("BWA"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit E referenced below) evidencing the debt owed by Cardinal to BWA is attached hereto as Composite Exhibit "E".

15. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to BWA, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

16. On or about November 29, 2016 (Claims Purchase Agreement was executed by Creditor on November 28, 2016 and by Rockwell on November 29, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $4,964.75 owed by Cardinal, to creditor Legal & Compliance, LLC ("Legal"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit F referenced below) evidencing the debt owed by Cardinal to Legal is attached hereto as Composite Exhibit "F".

17. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to Legal, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

18. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 28, 2016 and by Rockwell on December 1, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $2,495.00 owed by Cardinal, to creditor SEC Compliance, Inc. ("SEC"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit G referenced below) evidencing the debt owed by Cardinal to SEC is attached hereto as Composite Exhibit "G".

19. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to SEC, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

20. On or about December 1, 2016 (Claims Purchase Agreement was executed by Creditor on November 28, 2016 and by Rockwell on December 1, 2016), Plaintiff Rockwell, assignee, purchased and acquired debt of Defendant, Cardinal, in the amount of $37,000.00 owed

by Cardinal, to creditor RBSM, LLP ("RBSM"), assignor. A copy of the Claims Purchase Agreement concerning the subject debt along with the invoice (contained within Composite Exhibit H referenced below) evidencing the debt owed by Cardinal to RBSM is attached hereto as Composite Exhibit "H".

21. Based upon Rockwell's purchase and acquisition of the aforementioned debt of Cardinal to RBSM, Cardinal is responsible and liable for the above referenced debt of Cardinal to Rockwell.

22. Cardinal has defaulted on its obligations to pay the debts owed pursuant to Composite Exhibits A-H as contained herein.

23. Each of the foregoing assignors as well as Rockwell has made demand upon Cardinal for payment of the subject liabilities however, Cardinal has failed to pay same.

24. As a direct and proximate result of the failure of Cardinal to pay the liabilities which are the subject of this lawsuit, Plaintiff, Rockwell, has been damaged.

WHEREFORE, Plaintiff requests this honorable court grant judgment for damages along with attorney's fees and costs against the Defendant and for such other and further relief as this court deems appropriate.

Dated: December 1, 2016

/s/CHARLES N. CLELAND, JR., ESQUIRE
CHARLES N. CLELAND, JR., P.A.
Florida Bar No. 0896195
2127 Ringling Blvd., Suite 104
Sarasota, Florida 34237
(941) 955-1595 phone
(941) 953-7185 facsimile
ccleland@clelandpa.com (email)

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: Meyers Associates, L.P.

Claim Amount: $10,000.00 (Total amount payable from Company to Creditor)

Purchase Price: $10,000.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in one (1) installment, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payment shall be made as follows: $5,000.00 within ten (10) days of the occurrence of the foregoing and $5,000.00 within thirty (30) days of the occurrence of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $5,000.00 within ten (10) days of the occurrence of the foregoing and $5,000.00 within ninety

EXHIBIT

A

(90) days of the occurrence of the foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT**, ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ **IS** and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☐ **IS NOT**, ☒ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Meyers Associates, L.P.

(Date Signed) 11/28/16

By: [signature]

Name: Joseph Marinelli

Title: C.F.O.

ADDRESS: 45 Broadway 24 FL

CITY: N.Y. NY 10006

Telephone No. 212.742.4200

Fax No. 212.202.3541

E-mail: gtraina@meyerslp.com

Wiring Instructions: On File

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ______________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ______________

E-mail :documents@rockwellcp.com

Exhibit A

Invoice(s)

MEYERS
ASSOCIATES, L.P.

11/15/2016

Cardinal Energy Group, Inc. (CEGX)
Attn: Timothy William Crawford, CEO
500 Chestnut Street Suite 1615
Abilene, TX 79602

INVOICE #1 Transaction – Investment Banking Services: Cardinal Energy Group, Inc. (CEGX)

Ref: Auditor -Filings

This is NOTICE to Mr. Timothy William Crawford, CEO. of Cardinal Energy Group, Inc. (CEGX) for services rendered by Gregory Traina at Meyers Associates, L.P. Services included, placement agent, issuer debt and outstanding invoice verification. The amount due to Meyers Associates, L.P. for these services are $10,000.00.

Please wire fee to Meyers Associates L.P. in the amount of $10,000.00

Yours truly,
Greg Traina
212-785-0011

New Wire Instructions:
Citibank N.A
120 Broadway
New York N.Y. 10271
ABA #: 021000089
A/C #: 4993917064
FBO: Meyers Associates, L.P.

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Meyers Associates, L.P. "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons within the meaning of Sections 15 and 20(a) of the Securities Act of 1933, as amended and/or the Securities Exchange Act of 1934, respectively ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Creditor further acknowledges that Rockwell Capital Partners, Inc. has utilized the services of Creditor as placement agent in this transaction and Creditor has performed due diligence on the debts associated with this transaction, negotiated the terms thereof and arranged for Rockwell Capital Partners, Inc. to place their capital in this transaction. Creditor acknowledges that Rockwell Capital Partners, Inc. is not acting and has acted in no way as broker dealer in this transaction within the meaning of Section 15 of the Securities Exchange Act of 1934. As such, Creditor agrees, in addition to the foregoing, to indemnify the indemnified parties against any and all claims that Rockwell Capital Partners, Inc. was acting as a broker dealer in this transaction. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to

the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act of 1933 as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that

it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of ________________ by ____________________, and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

Joseph Marinelli

By: [signature]

Title: CFO

[signature]

By: Samuel Oshana

Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: CFO On Call, Inc.

Claim Amount: $4,000.00 (Total amount payable from Company to Creditor)

Purchase Price: $4,000.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $2,000.00 within ten (10) days of the occurrence of the foregoing and $2,000.00 within thirty (30) days of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $2,000.00 within ten (10) days of the occurrence of the foregoing and $2,000.00 within ninety (90) days of the occurrence of the

EXHIBIT

B

foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT**, ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ **IS** and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ **IS NOT**, ☐ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

CFO On Call, Inc.

(Date Signed) 11/28/16

By: [signature]

Name: WAYNE D Linsky

Title: V.P.

ADDRESS: ~~[illegible]~~ 1333 S. University Dr Ste 202

CITY: Plantation FL 33324

Telephone No. 954-616-5582

Fax No. N/A

E-mail: WAYNE@ CFO OnCall, Inc

Wiring Instructions: attached

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ____________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ____________

E-mail :documents@rockwellcp.com

Exhibit A

Invoice(s)

CFO Oncall, Inc.
1643 Royal Grove Way
Weston, FL 33327-1604

(800)867-0078
http://www.cfooncall.com

Invoice

Date	Invoice #
04/28/2016	2453

Terms	Due Date
Due on receipt	04/28/2016

Bill To

Timothy Crawford
Cardinal Energy Group
The Enterprise Tower
500 Chestnut Street
Suite 1615
Abilene, Texas 79602

Date	Activity	Quantity	Rate	Amount
04/24/2016	Financial reporting in connection with 3/31/2106 10Q filing ($4,000 total) Due today	1	2,000.00	2,000.00
04/28/2016	Financial reporting in connection with 3/31/2106 10Q filing ($2,000 total) Due before filing	1	2,000.00	2,000.00
			Total	$4,000.00

Your prompt payment is appreciated!

Thank you for your prompt payment

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

CFO On Call, Inc. "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that

such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an

indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of CFO Oncall Inc by Wayne Linsky V.P., and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

CFO Oncall Inc

By: ______

Title: V.President

______

By: Samuel Oshana

Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: Empire Stock Transfer

Claim Amount: $2,425.00 (Total amount payable from Company to Creditor)

Purchase Price: $2,425.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $1,212.50 within ten (10) days of the occurrence of the foregoing and $1,212.50 within thirty (30) days of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $1,212.50 within ten (10) days of the occurrence of the foregoing and $1,212.50 within ninety (90) days of the occurrence of the

EXHIBIT C

foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT**, ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ **IS** and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ **IS NOT**, ☐ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Empire Stock Transfer

(Date Signed) 11/28/16

By: [signature]

Name: Casey Wesel?h

Title: VP

ADDRESS: 1859 Whitney Mesa Dr.

CITY: Henderson, NV 89014

Telephone No. 702 818 5898

Fax No. 702 974-1444

E-mail: Casey@empirestock.com

Wiring Instructions: See Attach

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ____________________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ____________________

E-mail :documents@rockwellcp.com

Bank Name: JPMORGAN CHASE BANK
Location: Tampa, Florida
Physical Address:
2ND FLOOR
TAMPA FLORDIA 33610
Telephone Number: 800-242-7338
Account Name: Empire Stock Transfer Inc
Account Address:
1859 Whitney Mesa Dr
Henderson, NV 89014
Routing Number: 044000037
Account Number: 816189083
SWIFT Code: CHASUS33

Exhibit A

Invoice(s)

EMPIRE STOCK TRANSFER

Statement

Date
11/16/2016

1859 Whitney Mesa Dr
Henderson NV 89014

To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Amount Due	Amount Enc.
$2,425.00	

Date	Description	Amount	Balance
10/31/2015	Balance forward		1,450.00
11/02/2015	INV #110215248. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00 --- --- DTC Eligibility Reminder $0.00	225.00	1,675.00
11/03/2015	INV #1103150950. --- Shareholder Lst [101-200 hldrs], 1 @ $50.00 = 50.00 --- Service charge, 1 @ $50.00 = 50.00	100.00	1,775.00
12/01/2015	INV #12115538. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00	225.00	2,000.00
12/16/2015	PMT	-225.00	1,775.00
12/17/2015	PMT	-225.00	1,550.00
12/17/2015	PMT	-225.00	1,325.00
12/17/2015	PMT	-225.00	1,100.00
12/17/2015	PMT	-225.00	875.00
12/17/2015	PMT	-225.00	650.00
12/17/2015	PMT	-225.00	425.00
01/11/2016	INV #11116238. --- Monthly Maintenance Fee TA/FAST $225.00	225.00	650.00
02/09/2016	INV #2916263. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00 --- --- DTC Eligibility Reminder $0.00	225.00	875.00
03/04/2016	PMT	-550.00	325.00
03/29/2016	INV #32916628. --- Audit Information Request, 1 @ $50.00 = 50.00 --- Transfer Report, 1 @ $25.00 = 25.00	75.00	400.00

CURRENT	1-30 DAYS PAST DUE	31-60 DAYS PAST DUE	61-90 DAYS PAST DUE	OVER 90 DAYS PAST DUE	Amount Due
0.00	450.00	0.00	225.00	1,750.00	$2,425.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Statement

Date
11/16/2016

To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Amount Due	Amount Enc.
$2,425.00	

Date	Description	Amount	Balance
03/31/2016	INV #33116364. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00	225.00	625.00
04/18/2016	INV #418160184. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00	225.00	850.00
05/17/2016	INV #517161239. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00	225.00	1,075.00
06/15/2016	INV #0615161148. --- Monthly Maintenance, 1 @ $225.00 = 225.00	225.00	1,300.00
07/11/2016	INV #71116456. --- Monthly Maintenance Fee TA/FAST, 1 @ $225.00 = 225.00	225.00	1,525.00
08/07/2016	INV #080716115. --- Monthly Maintenance, 1 @ $225.00 = 225.00	225.00	1,750.00
09/01/2016	INV #090116255. --- Monthly Maintenance, 1 @ $225.00 = 225.00	225.00	1,975.00
10/17/2016	INV #101716931. --- Monthly Maintenance, 1 @ $225.00 = 225.00	225.00	2,200.00
11/07/2016	INV #110716107. --- Monthly Maintenance, 1 @ $225.00 = 225.00	225.00	2,425.00

CURRENT	1-30 DAYS PAST DUE	31-60 DAYS PAST DUE	61-90 DAYS PAST DUE	OVER 90 DAYS PAST DUE	Amount Due
0.00	450.00	0.00	225.00	1,750.00	$2,425.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
110716107
Date
11/7/2016
Invoice Total
$225.00
Due Date
11/7/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Monthly Maintenance Fee	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #:

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Invoice # 110716107

Account #

EMPIRE STOCK TRANSFER

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
101716931
Date
10/17/2016
Invoice Total
$225.00
Due Date
10/17/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Monthly Maintenance Fee	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Invoice # 101716931

Account #

EMPIRE STOCK TRANSFER

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ______________________________

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
090116255
Date
9/1/2016
Invoice Total
$225.00
Due Date
9/1/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Monthly Maintenance Fee	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Account #

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

EMPIRE STOCK TRANSFER

Invoice # 090116255

Account #

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ______________

The company email address for billing purposes is: ________________________________

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
080716115
Date
8/7/2016
Invoice Total
$225.00
Due Date
8/7/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Monthly Maintenance Fee	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Invoice # 080716115

Account #

EMPIRE STOCK TRANSFER

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

EMPIRE
STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
71116456
Date
7/11/2016
Invoice Total
$225.00
Due Date
7/11/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Transfer Agent: Monthly Maintenance Fee for July 2016.	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Account #:

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Invoice # 71116456

Account #:

EMPIRE
STOCK TRANSFER

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
0615161148
Date
6/15/2016
Invoice Total
$225.00
Due Date
6/15/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Monthly Maintenance Fee	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Account #

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

EMPIRE STOCK TRANSFER

Invoice # 0615161148

Account #

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
517161239
Date
5/17/2016
Invoice Total
$225.00
Due Date
5/17/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Maintena...	Transfer Agent: Monthly Maintenance Fee for May 2016.	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Invoice # 517161239

Account #

EMPIRE STOCK TRANSFER

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ______________________________

EMPIRE STOCK TRANSFER

Empire Stock Transfer Inc.

1859 Whitney Mesa Dr
Henderson NV 89014
Phone # 7028185898
Fax # (702) 974-1444
patrick@empirestock.com
www.empirestock.com

Invoice

Invoice #
418160184
Date
4/18/2016
Invoice Total
$225.00
Due Date
4/18/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Mainten...	Transfer Agent: Monthly Maintenance Fee for April 2016.	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

Account #

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Account #

Invoice # 418160184

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ______________________

EMPIRE STOCK TRANSFER

Empire Stock Transfer Inc.

Invoice

1859 Whitney Mesa Dr
Henderson NV 89014
Phone # 7028185898 patrick@empirestock.com
Fax # (702) 974-1444 www.empirestock.com

Invoice #
33116364
Date
3/31/2016
Invoice Total
$225.00
Due Date
3/31/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Mainten...	Transfer Agent: Monthly Maintenance Fee for March 2016.	1	225.00	225.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Account #

Invoice # 33116364

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

EMPIRE STOCK TRANSFER

1859 Whitney Mesa Dr
Henderson NV 89014

Invoice

Invoice #
32916628
Date
3/29/2016
Invoice Total
$75.00
Due Date
3/29/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Audit Information ...	Information Request for Company Audit Ending 12.31.15	1	50.00	50.00
Transfer Report	Transfer Report by date. 5% holders	1	25.00	25.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #

Total	$75.00
Payments/Credits	$0.00
Balance Due	$75.00

Phone #	Fax #	E-mail	Web Site
7028185898	(702) 974-1444	patrick@empirestock.com	www.empirestock.com

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Invoice # 32916628

Account #

EMPIRE STOCK TRANSFER

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $75.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ______________________________

EMPIRE STOCK TRANSFER

Empire Stock Transfer Inc.

1859 Whitney Mesa Dr
Henderson NV 89014
Phone # 7028185898 patrick@empirestock.com
Fax # (702) 974-1444 www.empirestock.com

Invoice

Invoice #
2916263
Date
2/9/2016
Invoice Total
$225.00
Due Date
2/9/2016

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Monthly Mainten...	Transfer Agent: Monthly Maintenance Fee for February 2016.	1	225.00	225.00
DTC Eligibility R...	Now offering DTC eligibility applications starting at $7,500. In addition, we can assist issuer's with 15c2-11 filings through our market maker relationships.	1	0.00	0.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Account #

Total	$225.00
Payments/Credits	$0.00
Balance Due	$225.00

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Account #

Invoice # 2916263

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $225.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

EMPIRE STOCK TRANSFER

Empire Stock Transfer Inc.

1859 Whitney Mesa Dr
Henderson NV 89014

Phone # 7028185898 patrick@empirestock.com
Fax # (702)974-1444 www.empirestock.com

Invoice

Invoice #
1103150950
Date
11/3/2015
Invoice Total
$100.00
Due Date
11/3/2015

Bill To:

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Item	Description	Qty	Rate	Amount
Shareholder Lst [...	Shareholder List [101 - 200 holders] per Tim Crawford	1	50.00	50.00
Service charge	Preparation of Documents in Broadridge format	1	50.00	50.00

For faster processing, we accept credit cards. Please call (702) 818-5898 for assistance.

Total	$100.00
Payments/Credits	$0.00
Balance Due	$100.00

Account #

PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

Make checks payable to:

Account #	Invoice #	1103150950

Remit to:

1859 Whitney Mesa Dr
Henderson, NV 89014

Cardinal Energy Group, Inc
500 Chestnut Street, Suite 1615
Abilene, TX 79602

Total Amount Due: $100.00

AMOUNT ENCLOSED: ____________

The company email address for billing purposes is: ____________________

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: Capital City Consulting Group, LLC

Claim Amount: $40,000.00 (Total amount payable from Company to Creditor)

Purchase Price: $40,000.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $20,000.00 within ten (10) days of the occurrence of the foregoing and $20,000.00 within thirty (30) days of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $20,000.00 within ten (10) days of the occurrence of the foregoing and $20,000.00 within ninety (90) days of the occurrence of

EXHIBIT D

the foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ob initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT,** ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ **IS** and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ **IS NOT**, ☐ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Capital City Consulting Group, LLC

(Date Signed) Nov. 25, 2016

By: [signature]

Name: TODD E. CRAWFORD

Title: MANAGING PARTNER

ADDRESS: 1335 DUBLIN ROAD, SUITE 122-D

CITY: COLUMBUS, OH. 43215

Telephone No. 614-485-0603

Fax No. 614-486-4774

E-mail: tecrawford@capitalcitypartners.com

Wiring Instructions: US BANK #042000013/CAPITAL CITY CONSULTING GROUP, LLC ACCT. # 130110009581

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ______________________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ______________________

E-mail :documents@rockwellcp.com

Exhibit A

Invoice(s)

CAPITAL CITY
CONSULTING GROUP, LLC
WE'RE NOT JUST INVESTMENT BANKERS. WE'RE RELATIONSHIP BUILDERS

Capital City Consulting Group, LLC
a Capital City Partners, Inc. Company

INVOICE

1335 Dublin Road, Suite 122-D
Dublin, Ohio 43017
Phone 614-485-3108 | Fax 614-486-4774
tecrawford@capitalcitypartners.com |
www.capitalcitypartners.com

INVOICE # 8222016
DATE November 18, 2016

TO
Timothy Crawford
Cardinal Energy Group, Inc.
2665 Fairfax Drive
Upper Arlington, Ohio 43220
Phone 614-565-2204 | 614-451-0708

FOR Cardinal Energy Group, Inc.
P.O. # Per Agreement Dated 08, 22, 2016

Description	Amount
Consulting services rendered including but not limited to preparation and review of presentations, proposals, term sheets and funding offers.	$40,000.00

Wiring Instructions:

US Bank

Routing number: 042000013

Capital City Consulting Group, LLC

Account number: 130110009581

Total Forty Thousand dollars and no cents **$40,000.00**

If you have any questions concerning this invoice, contact Todd Crawford | 614-485-3108 | tecrawford@capitalcitypartners.com Thank you for your business!

CAPITAL CITY PARTNERS

WEALTH MANAGEMENT | INVESTMENT BANKING | INSURANCE SERVICES

CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is made and entered into as of August 22, 2016 by and among **Capital City Consulting Group, LLC** located at 1335 Dublin Road, Suite 122-D, Columbus, Ohio 43215 ("Consultant") and Cardinal Energy Group, Inc. located at 2665 Fairfax Drive, Upper Arlington, Ohio 43220 ("CEGX")

1. Scope of the Engagement. The Consultant will assist CEGX on a needed or requested basis with consulting and advisory services, due diligence and client introductions and business referrals.

2. Nature of Relationship. The Consultant shall at all times be deemed an independent contractor and is not an employee, partner, agent or engaged in a joint venture with CEGX. The undersigned shall have no authority to, and shall not in any way, bind CEGX to any commitments or obligations of any nature, or in any way hold itself out as anything other than an independent contractor.

3. Affiliated Relationship. CEGX has an Investment Banking relationship with Capital City Securities, LLC (CCS). CEGX will pay a commission to CCS for success based Capital Raising and Merger & Acquisition mandates as outlined in a separate and distinct agreement.

3. Payments. The Consultant will be eligible to receive quarterly consulting fees from CEGX for services rendered at the end of each calendar quarter. The initial term of this Agreement is for twelve (12) months, with quarterly extensions by both parties.

4. Termination. This Agreement may be terminated with or without cause by either the Consultant or by CEGX upon providing thirty (30) days written notice of such party's intent to terminate this Agreement.

5. Delivery. Any notice or delivery required to be made by CEGX or the Consultant under this Agreement shall be deemed complete upon the delivery of such item, including the delivery of any payment required by Section 3 above, to the consultant at the mailing addresses listed above or other means as agreed upon by both parties.

6. Successors. This Agreement and all rights and obligations hereunder shall be binding upon and inure to the benefit of each party's successors, but may not be assigned without the written consent of the other party, which consent shall not be unreasonably withheld.

7. Entire Agreement/Governing Law. This Agreement constitutes the entire agreement between us relating to this Engagement and supersedes and takes precedence over all prior agreements or understanding whether oral or written, between CEGX and the Consultant with respect to this Engagement and may only be modified by written agreement which is signed by both parties. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

8. Severability. If any term, provision, covenant or restriction contained in this Agreement is held by court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Capital City Consulting Group, LLC

By: ____________
Todd E. Crawford, Managing Director
Date: Aug. 22, 2016

Cardinal Energy Group, Inc.

By: ____________
Timothy Crawford, C.E.O.
Date: 8/23/2016

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Capital City Consulting Group, LLC "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that

such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an

indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of Capital City Consulting Group, LLC by Todd E. Crawford, and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

CAPITAL CITY CONSULTING GROUP, LLC

By: ________________, TODD E. CRAWFORD

Title: MANAGING PARTNER

____

By: Samuel Oshana

Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: BWA Law Group

Claim Amount: $23,095.49 (Total amount payable from Company to Creditor)

Purchase Price: $23,095.49 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $11,547.74 within ten (10) days of the occurrence of the foregoing and $11,547.75 within thirty (30) days of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $11,547.75 within ten (10) days of the occurrence of the foregoing and $11,547.74 within ninety (90) days of the occurrence of

EXHIBIT

E

the foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT**, ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ **IS** and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ **IS NOT**, ☐ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

BWA Law Group

(Date Signed) ______________

By: [signature]

Name: Houston Watson

Title: Partner

ADDRESS: 1901 E. 4th Street #150 ~~Suite~~

CITY: Santa Ana CA 92705

Telephone No. 714 581 8838

Fax No. 714 581 8836

E-mail: hwatson@bwalaw.com

Wiring Instructions: Routing# 322271724 Account# 206161929

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ______________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ______________

E-mail :documents@rockwellcp.com

Exhibit A

Invoice(s)

ALBERTS FIRM

1600 N. Broadway, Suite 1010
Santa Ana, CA 92706
(714) 441-1144 – Tel
(714) 547-7633 – Fax

ASSIGNMENT AND TRANSFER OF AMOUNT OWED THE ALBERTS FIRM TO BWA LAW GROUP LLP

FOR A VALUABLE CONSIDERATION, the adequacy and receipt of which is hereby acknowledged, the Alberts Firm transfers and assigns to BWA Law Group LLP, Alberts Firm's account receivable owed by Cardinal Energy Group Inc., in the principal amount of $6,240.94.

This Assignment transfers all of The Alberts Firm's rights in its chose in action on the debt, and further grants unto said assignee the full power to collect, sue for, settle and discharge the same, in BWA Law Group LLP's own name.

The executor of this Assignment has full authority to enter into this agreement.

Dated: October 15, 2016

Client: The Alberts Firm

By: ______________________
The Alberts Firm
Jeremy Alberts, President

ALBERTS FIRM

INVOICE

Cardinal Energy Group Inc
Attention: Tim Crawford
2665 Fairfax Dr.
Columbus, California 43220
United States

Invoice # 4215
File Number: CARD 02 (Cardinal Group Inc.) / 37-2016-00006021-CU-BC-CTL
Invoice Date: Wed, June 29, 2016

Re: CARD 02-01

Current Charges:

Fees

Date	Init.	Description	Hours	Amount
6/1/2016	JV	Received and reviewed confirmation of signed Order on Joint Stip. to Use ADR. Forward to atty for further handling.	0.2	30.00
6/1/2016	HMW	Review and analyze executed order signed by court and prepare correspondence to opposing counsel	0.3	88.50
6/3/2016	JV	Revised calendar per Court's order on Joint Stipulation to use ADR.	0.1	15.00
6/15/2016	HMW	Review and analyze petition filed by Iconic Holding in AAA. Confirm time for responding . Prepare correspondence to client regarding same.	1.0	295.00
6/24/2016	HMW	Correspondence with client regarding Iconic Holdings investigation. Prepare Cardinal response to claim for AAA matter.	1.5	442.50
6/27/2016	HMW	Correspondence with AAA and opposing counsel regarding possible mediation. Correspondence with client regarding same,	0.4	118.00
6/28/2016	HMW	Several emails with opposing counsel and AAA regarding mediation. Ger authority from client and prepare agreement to opposing counsel.	0.7	206.50
6/29/2016	HMW	Review and analyze mediator list and resumes.Email to colleagues regarding mediators.	0.8	236.00
		Fees for Services Rendered	**5**	**$1,431.50**

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

The Alberts Firm
1901 E. 4th Street, Suite 150
Santa Ana, CA 92705, Phone- 714-581-8838

Expenses

Date	Description	Amount
6/1/2016	OneLegal e-filing fee re joint stipulation to use alternative dispute resolution.	8.94
	Total Fees & Expenses	**$1,440.44**

Total New Charges	**$1,440.44**

Account Statement:

Balance as of Last Invoice	0.00
Current Charges	1,440.44
Trust Applied	-1,082.50
Amount Due and Owing to Date	**$357.94**

Trust Ledger:

Date	Description	Receipts	Checks	Balance
4/5/2016	Initial Retainer $5000.00 Partial Initial Retainer pymnt, via cc-8833 for $2500 on 4-5-16. Remainding balance to be paid on 4-29-16 for $2500	2,500.00		2,500.00
4/29/2016	BALANCE OF INITIAL RETAINER PYMNT, VIA CC-8833 FOR $2500.00	2,500.00		5,000.00
5/1/2016	Payment: Paid from trust account		2,006.50	2,993.50
5/31/2016	Payment: Paid from trust account		1,911.00	1,082.50
6/29/2016	Payment: Paid from trust account		1,082.50	0.00
	Total	$5,000.00	$5,000.00	
	New Trust Balance			**$0.00**

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

The Alberts Firm
1901 E. 4th Street, Suite 150
Santa Ana, CA 92705, Phone- 714-581-8838

ALBERTS FIRM

INVOICE

Cardinal Energy Group Inc
Attention: Tim Crawford
2665 Fairfax Dr.
Columbus, California 43220
United States

Invoice # 4414
File Number: CARD 02 (Cardinal Group Inc.) / 37-2016-00006021-CU-BC-CTL
Invoice Date: Mon, August 1, 2016

Re: CARD 02-01

Current Charges:

Fees

Date	Init.	Description	Hours	Amount
6/30/2016	JV	Prepare draft template answer in response to statement of a claim filed by Iconic Holdings.	0.5	75.00
7/1/2016	HMW	Correspondence with AAA regarding mediation.	0.2	59.00
7/6/2016	HMW	Correspondence with AAA regarding mediation. Conference with opposing counsel regarding mediators.	1.0	295.00
7/11/2016	HMW	Prepare correspondence to consulting colleagues in San Diego regarding possible mediators. Telephone conference with same. Prepare correspondence to opposing counsle with mediator selection.	0.5	147.50
7/15/2016	HMW	Correspondence from AAA regarding mediation with Attorney Ferris.	0.2	59.00
7/20/2016	HMW	Correspondence with AAA regarding mediation conference. Correspondence with mediator regarding pre-mediation conference.	0.5	147.50
7/21/2016	HMW	Conference with Tim Crawford regarding possible defenses in case as well as need for expert materials asap. Discuss mediation issues.	0.4	118.00
7/22/2016	HMW	Correspondence with opposing counsel regarding usury issues.	0.3	88.50
7/25/2016	HMW	Correspondence with opposing counsel regarding usury issues. Review Cal . Constitution and other materials setting forth exemptions.	1.5	442.50
7/26/2016	HMW	Correspondence with opposing counsel regarding usury issues. Correspondence with client requesting assistance from expert.	0.5	147.50

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

7/28/2016	HMW	Correspondence with opposing counsel regarding usury defense and exemptions. Correspondence with AAA regarding premediation conference. Correspondence with client regarding same,	0.9	265.50
		Fees for Services Rendered	**6.5**	**$1,845.00**

Total New Charges **$1,845.00**

Account Statement:

Balance as of Last Invoice	357.94
Current Charges	1,845.00
Amount Due and Owing to Date	**$2,202.94**

Trust Ledger:

Date	Description	Receipts	Checks	Balance
4/5/2016	Initial Retainer $5000.00 Partial Initial Retainer pymnt, via cc-8833 for $2500 on 4-5-16. Remainding balance to be paid on 4-29-16 for $2500	2,500.00		2,500.00
4/29/2016	BALANCE OF INITIAL RETAINER PYMNT, VIA CC-8833 FOR $2500.00	2,500.00		5,000.00
5/1/2016	Payment: Paid from trust account		2,006.50	2,993.50
5/31/2016	Payment: Paid from trust account		1,911.00	1,082.50
6/29/2016	Payment: Paid from trust account		1,082.50	0.00
	Total	$5,000.00	$5,000.00	
	New Trust Balance			**$0.00**

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

ALBERTS FIRM

INVOICE

Cardinal Energy Group Inc
Attention: Tim Crawford
2665 Fairfax Dr.
Columbus, California 43220
United States

Invoice # 4588
File Number: CARD 02 (Cardinal Group Inc.) / 37-2016-00006021-CU-BC-CTL
Invoice Date: Mon, August 29, 2016

Re: CARD 02-01

Current Charges:

Fees

Date	Init.	Description	Hours	Amount
8/1/2016	HMW	Several emails with client regarding mediation.	0.3	88.50
8/4/2016	HMW	Correspondence with client requesting documents which will dispute usury exemption. Log in to AAA meeting calendar to note availability of next 2 weeks. Telephone conference with John Jordan of Cardinal regarding assets.. Review 10K from April 2015. Prepare correspondence to Tim seeking "loan file"	1.6	472.00
8/5/2016	HMW	Review and analyze correspondence from AAA setting mediation conference for Thursday Aug 11. Prepare correspondence to client regarding same.	0.3	88.50
8/6/2016	HMW	Review and analyze legislative history and case law regarding Section 28118 issuer loans exemption from usury laws.	3.5	1,032.50
8/11/2016	HMW	Conference with mediator and opposing counsel. Correspondence with client regarding same. Review transaction report. Continue review and analysis of most recent case law regarding issuer transaction exemption from usury laws	2.7	796.50
8/12/2016	HMW	Correspondence with client regarding mediation and stock manipulation issues.	0.3	88.50
8/17/2016	HMW	Correspondence with Tim Crawford and voicemail from Jeff Meyerson.	0.3	88.50

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

8/18/2016	HMW	Numerous emails and correspondence with AAA, mediator and opposing counsel regarding scheduling briefs and other mediation matters.	1.1	324.50
8/22/2016	HMW	Extensive telephone conference with Jeff Meyerson regarding possible stock manipulation. Prepare notes to file. Prepare correspondence to Tim Crawford regarding same.	0.5	147.50
8/30/2016	HMW	Conference with AAA, oposing counsel and client regarding mediation.	0.3	88.50
8/31/2016	HMW	Telephone conference with John Jordan regarding accounting issues. Leave voicemails and emails for Tim regarding mediation.	0.3	88.50
		Fees for Services Rendered	**11.2**	**$3,304.00**

Total New Charges **$3,304.00**

Account Statement:

Balance as of Last Invoice	2,202.94
Current Charges	3,304.00
Amount Due and Owing to Date	**$5,506.94**

Trust Ledger:

Date	Description	Receipts	Checks	Balance
4/5/2016	Initial Retainer $5000.00 Partial Initial Retainer pymnt, via cc-8833 for $2500 on 4-5-16. Remainding balance to be paid on 4-29-16 for $2500	2,500.00		2,500.00
4/29/2016	BALANCE OF INITIAL RETAINER PYMNT, VIA CC-8833 FOR $2500.00	2,500.00		5,000.00
5/1/2016	Payment: Paid from trust account		2,006.50	2,993.50
5/31/2016	Payment: Paid from trust account		1,911.00	1,082.50
6/29/2016	Payment: Paid from trust account		1,082.50	0.00
	Total	$5,000.00	$5,000.00	
	New Trust Balance			**$0.00**

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

The Alberts Firm
1901 E. 4th Street, Suite 150
Santa Ana, CA 92705, Phone- 714-581-8838

ALBERTS FIRM

INVOICE

Cardinal Energy Group Inc
Attention: Tim Crawford
2665 Fairfax Dr.
Columbus, California 43220
United States

Invoice # 4641
File Number: CARD 02 (Cardinal Group Inc.) / 37-2016-00006021-CU-BC-CTL
Invoice Date: Sat, October 1, 2016

Re: CARD 02-01

Current Charges:

Fees

Date	Init.	Description	Hours	Amount
9/1/2016	HMW	Correspondence with mediator and AAA.	0.2	59.00
9/7/2016	JV	Review correspondence from AAA re mediation. Calendar mediation and deadlines.	0.3	45.00
9/30/2016	HMW	Review and analyze correspondence from opposing counsel regarding counterclaims and defenses. Review AAA rules regarding same. Prepare correspondence to client regarding need for materials to assist in mediation brief.	1.2	354.00
10/1/2016	HMW	Correspondence from AAA regarding hearing. Prepare correspondence to client regarding same.	0.3	88.50
		Fees for Services Rendered	**2**	**$546.50**

Expenses

Date	Description	Amount
8/18/2016	AAA Mediation Fee. Reference No. 11828544	187.50
	Total Fees & Expenses	**$734.00**

Total New Charges **$734.00**

Account Statement:

Balance as of Last Invoice	5,506.94
Current Charges	734.00
Amount Due and Owing to Date	**$6,240.94**

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

The Alberts Firm
1901 E. 4th Street, Suite 150
Santa Ana, CA 92705, Phone- 714-581-8838

Trust Ledger:

Date	Description	Receipts	Checks	Balance
4/5/2016	Initial Retainer $5000.00 Partial Initial Retainer pymnt, via cc-8833 for $2500 on 4-5-16. Remainding balance to be paid on 4-29-16 for $2500	2,500.00		2,500.00
4/29/2016	BALANCE OF INITIAL RETAINER PYMNT, VIA CC-8833 FOR $2500.00	2,500.00		5,000.00
5/1/2016	Payment: Paid from trust account		2,006.50	2,993.50
5/31/2016	Payment: Paid from trust account		1,911.00	1,082.50
6/29/2016	Payment: Paid from trust account		1,082.50	0.00
	Total	$5,000.00	$5,000.00	
	New Trust Balance			**$0.00**

Any questions or concerns regarding this invoice must be addressed within 10 days of receipt. Otherwise, this invoice is deemed undisputed.

BWA
LAW GROUP LLP

1901 E. 4th Street, Ste.#150 Santa Ana, CA 92705
Office: (714) 5818838
Fax: (714) 5818836
Email: bvalencia@bwalaw.com

Cardinal Energy Group Inc.
2665 Fairfax Dr.
Columbus, CA 43220
614-565-2204

Invoice Date	November 01, 2016
Invoice Number	1060
Due Date	November 11, 2016

CARD 01-01 0087

Account Summary

Outstanding Balance	$0.00
Current Invoice	$9,089.62
Total Due	**$9,089.62**

Time Detail

DATE		DESCRIPTION	HOURS	RATE	TOTAL
9/30/2016	JV	Completed transition letter and addendum. Email and mailed copies to client re transition.	0.20	$150.00	$0.00
10/4/2016	JV	Received signed SOA and Addendum from Client. Complete SOA, filed and served, including mediators office.	0.30	$150.00	$0.00
10/6/2016	HMW	Emails with client regarding arbitration. Extensive telephone conference with John Jordan regarding brief. begin outlining same.	2.00	$295.00	$590.00
10/6/2016	JV	Review conformed copy of SOA. Prepare and sent email to client with copy of SOA and contact information moving forward.	0.20	$150.00	$0.00
10/6/2016	JV	Review conformed copy of substitution of attorney. Prepare and sent email correspondence to client confirming transition and enclosed conformed copy of the substitutions of attorney.	0.20	$150.00	$30.00
10/10/2016	HMW	Correspondence with client regarding write down of oil & gas assets.	0.20	$295.00	$59.00

Any questions or disputes involving this invoice must be presented to BWA Law Group Inc., in writing, within thirty (30) days of the invoice date. Failure to do so will result in waiver of any disputes regarding this invoice.

DATE		DESCRIPTION	HOURS	RATE	TOTAL
10/13/2016	HMW	Correspondence with client and arbitrator regarding briefing schedule.	0.40	$295.00	$118.00
10/13/2016	HMW	Review and analyze correspondence from arbitrator regarding mediation set for Oct 28.	0.30	$295.00	$88.50
10/13/2016	JV	Confer with atty H. Watson re pre-mediation briefs.	0.20	$150.00	$30.00
10/14/2016	HMW	Telephone conference with John Jordan regarding brief. Prepare notes to file.	0.30	$295.00	$88.50
10/15/2016	HMW	Correspondence to client regarding need for evidence for hearing.	0.30	$295.00	$88.50
10/17/2016	HMW	Telephone conference with John Jordan regarding mediation brief. Review, analyze and supplement materials received from John Jordan into brief.	1.50	$295.00	$442.50
10/20/2016	HMW	Review and analyze correspondence from AAA. Prepare and receive correspondence with client. regarding mediation.Review and analyze on line information online regarding Iconic and its reported filings and other lawsuits.	2.50	$295.00	$737.50
10/21/2016	HMW	Review and analyze other lawsuits involving Iconic in order to assist with mediation brief and mediation.	2.00	$295.00	$590.00
10/21/2016	HMW	Correspondence with client regarding mediation materials and other Iconic lawsuits. Obtain Labor Smart v. Iconic Holdings pleadings in San Diego and Utah. Leave message for Labor Smart regarding their lawsuit against Iconic for stock manipulation.	2.50	$295.00	$737.50
10/21/2016	JV	Research Utah case	0.90	$150.00	$135.00
10/21/2016	JV	Research re Case 37-2016-00004472-CU-CO-CTL / Labor Smart, Inc. v. Iconic Holdings.	0.40	$150.00	$60.00
10/22/2016	HMW	Correspondence and telephone conferences with Tim Crawford and John Jordan regarding mediation materials.	0.80	$295.00	$236.00
10/24/2016	HMW	Numerous extensive emails and calls with client and Larry Coma regarding mediation materials.Review and analyze FINRA materials received from Larry Coma.	7.00	$295.00	$2,065.00

DATE		DESCRIPTION	HOURS	RATE	TOTAL
		Prepare settlement offer to Iconic. Continue preparation of mediation brief.			
10/25/2016	HMW	Continue review of FINRA docs. Review response form opposing counsel to settlement demand. Prepare correspondence to client regarding same. Complete mediation brief. Extensive telephone conferences and correspondence with Tim Crawford. Larry Coma and John Jordan as well as mediator Alfred Ferris and opposing counsel regarding lost mediation documents by FED EX and clients illness and closing set for Friday in Columbus Ohio.	4.00	$295.00	$1,180.00
10/26/2016	JV	Review documents and data provided in thumb drive. Organize data re Exhibit 2 to mediation brief. Documentation	2.20	$150.00	$330.00
10/26/2016	HMW	Correspondence with mediator, AA and opposing counsel regarding opposing counsel's attempts to blame change of mediation on Cardinal. Telephone conferences with Larry Coma and Tim Crawford. Prepare correspondence to mediator, AAA and opposing counsel confirming that client is under doctor' orders not to fly. Review, analyze and prepare notes to Iconic Mediation brief. Complete review of FINRA docs received from Larry Coma.	4.50	$295.00	$1,327.50
10/27/2016	HMW	Correspondence with AAA, Mediator, client and opposing counsel regarding new mediation date.	0.50	$295.00	$147.50
		TOTAL	33.40	SUBTOTAL	$9,081.00

Expense Detail

DATE		DESCRIPTION	QUANTITY	RATE	TOTAL
10/21/2016	JV	San Diego Document Retrieval fee re Case 37-2016-00004472-CU-CO-CTL / Labor Smart, Inc. v. Iconic Holdings. Court Fees	1	$8.62	$8.62
				SUBTOTAL	$8.62

Any questions or disputes involving this invoice must be presented to BWA Law Group Inc., in writing, within thirty (30) days of the invoice date. Failure to do so will result in waiver of any disputes regarding this invoice.

Time	$9,081.00
Expense	$8.62
Current Due	$9,089.62
Outstanding Balance	$0.00
Total Due	**$9,089.62**

CARD 01-01 0087

Cardinal Energy Group Inc.

2665 Fairfax Dr. Columbus, CA 43220

Due Date	November 11, 2016
Invoice #	1060
Total Due	**$9,089.62**
Amount Paid	$.

Make payment to:

BWA LAW GROUP LLP

1901 E. 4th Street, Ste.#150
Santa Ana, CA 92705

BWA
LAW GROUP LLP

1901 E. 4th Street, Ste.#150 Santa Ana, CA 92705
Office: (714) 5818838
Fax: (714) 5818836
Email: bvalencia@bwalaw.com

Cardinal Energy Group Inc.

2665 Fairfax Dr.
Columbus, CA 43220

614-565-2204

Invoice Date	November 28, 2016
Invoice Number	1125
Due Date	December 08, 2016

CARD 01-01 0087

Account Summary

Outstanding Balance	$9,089.62
Current Invoice	$7,764.93
Total Due	**$16,854.55**

Time Detail

DATE		DESCRIPTION	HOURS	RATE	TOTAL
11/2/2016	JV	Update case calendar re new Mediation date.	0.20	$150.00	$30.00
11/4/2016	HMW	Correspondence from opposing counsel and AAA regarding Iconic's demand to move forward with arbitration and mediation concurrently.	0.50	$295.00	$147.50
11/6/2016	HMW	Review and analyze additional recent California appellate decisions concerning the enforcement of waiver Section 1671 liquidated damages protection. Prepare correspondence to client.	2.10	$295.00	$619.50
11/8/2016	HMW	Review and analyze correspondence from AAA regarding mediation set for 11.14.16. Prepare correspondence to client regarding same.	0.30	$295.00	$88.50
11/10/2016	HMW	Correspondence with client regarding mediation.	0.20	$295.00	$59.00
11/11/2016	HMW	Numerous emails with client, opposing counsel mediator and AAA regarding	4.00	$295.00	$1,180.00

DATE		DESCRIPTION	HOURS	RATE	TOTAL
		mediation. Review all materials and prepare for mediation.			
11/12/2016	HMW	Telephone conference with client regarding client representative to appear at mediation. Prepare correspondence to opposing counsel with offer of settlement of $34K.	0.50	$295.00	$147.50
11/13/2016	HMW	Review and analyze AAA Mediation Rules. Correspondence and telephone calls with client, AAA, mediator and opposing counsel regarding mediation representative appearing on behalf of Cardinal.	1.80	$295.00	$531.00
11/14/2016	HMW	Correspondence and telephone calls with client, AAA, mediator and opposing counsel regarding mediation representative appearing on behalf of Cardinal. Travel to San Diego and back to attend mediation.	7.00	$295.00	$2,065.00
11/14/2016	JV	Phone call to and from department clerk re scheduling motion to be relieved.	0.20	$150.00	$30.00
11/15/2016	HMW	Correspondence and telephone calls with client, AAA, mediator and opposing counsel regarding moving forward with arbitration. Revise and supplement answer to claim review and analyze most recent statutory and case law authorities to assist in preparing draft of counterclaim. .	4.00	$295.00	$1,180.00
11/16/2016	HMW	Correspondence with opposing counsel and client regarding Reysin's letter of 11.15 concerning short selling and stock trades.	0.40	$295.00	$118.00
11/17/2016	HMW	Correspondence with AAA, opposing counsel and client regarding arbitrators list and filing counterclaim. Begin drafting counterclaim against Iconic.	3.80	$295.00	$1,121.00
11/21/2016	HMW	Prepare correspondence to opposing counsel and AAA regarding arbitrators.	0.30	$295.00	$88.50
11/23/2016	HMW	Correspondence with client regarding opposing counsel's letter concerning short selling.	0.20	$295.00	$59.00
11/28/2016	HMW	Correspondence with opposing counsel, AAA and client regarding arbitrator selection. Extensive telephone conference with Jeff Meyerson regarding opposing counsel's letter of Nov 15 disclaiming any allegations of short selling.	0.60	$295.00	$177.00

DATE	DESCRIPTION	HOURS	RATE	TOTAL
	TOTAL	26.10	SUBTOTAL	$7,641.50

Expense Detail

DATE		DESCRIPTION	QUANTITY	RATE	TOTAL
10/21/2016	JV	Research fees re Utah Case Search. E106 - Online research	1	$25.00	$25.00
11/1/2016	JV	Utah Court's Access to Court Records XChange system fees re Research. Monthly Subscription Fee: $30; Document Purchased $1.50; Credit issued of $15.00; Balance Owing is $16.50 Court Fees	1	$16.50	$16.50
11/14/2016	HMW	Travel to San Diego and back for mediation. Mileage	145	$0.57	$81.93
				SUBTOTAL	$123.43

Time	$7,641.50
Expense	$123.43
Current Due	$7,764.93
Outstanding Balance	$9,089.62
Total Due	**$16,854.55**

Any questions or disputes involving this invoice must be presented to BWA Law Group Inc., in writing, within thirty (30) days of the invoice date. Failure to do so will result in waiver of any disputes regarding this invoice.

CARD 01-01 0087

Cardinal Energy Group Inc.

2665 Fairfax Dr. Columbus, CA 43220

Due Date	December 08, 2016
Invoice #	1125
Total Due	**$16,854.55**
Amount Paid	$.

Make payment to:

BWA LAW GROUP LLP
1901 E. 4th Street, Ste.#150
Santa Ana, CA 92705

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

BWA Law Group "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that

such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an

indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of BWA LAW GROUP, LLP by ____________________, and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

BWA LAW GROUP, LLP

By: [signature] Houston Watson

Title: Partner

[signature]

By: Samuel Oshana

Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: Legal & Compliance LLC

Claim Amount: $4,964.75 (Total amount payable from Company to Creditor)

Purchase Price: $4,964.75 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $2,482.37 within ten (10) days of the occurrence of the foregoing and $2,482.38 within thirty (30) days of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $2,482.37 within ten (10) days of the occurrence of the foregoing and $2,482.38 within ninety (90) days of the occurrence of the

EXHIBIT
F

foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT**, ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ **IS** and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ **IS NOT**, ☐ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

Legal & Compliance LLC

(Date Signed) 11/29/2016

By: [signature]

Name: Laura Anthony

Title: Founding Partner

ADDRESS: 330 Clematis St, Ste. 217

CITY: West Palm Beach

Telephone No. 5615140936

Fax No. 5615140832

E-mail: LAnthony@LegalAndCompliance.com

Wiring Instructions: Wells Fargo Bank, N.A. 420 Montgomery, San Francisco, CA 94104 ABA# 121000248 For Credit To: Legal & Compliance, LLC, Operating Account Account Number - 2000057977249

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ______________________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ____________________________

E-mail :documents@rockwellcp.com

Exhibit A

Invoice(s)

Legal & Compliance, LLC
330 Clematis Street
Suite 217
West Palm Beach, FL 33401
561-514-0936

Cardinal Energy Group Inc.
Mr. Timothy W. Crawford
6037 Frantz Road, Suite 103
Dublin, OH 43017

Invoice 22856

Date	Oct 03, 2016
Terms	Due on Receipt
Service Thru	Sep 30, 2016

In Reference To: Non Matter-Related (Service)

Date	Services	Hours	Rates	Amount
09/23/2016	**Document Preparation:** Conference with T. Crawford re: TCA and Eagle transactions; review of documents for same	0.60	$ 400.00/hr	$ 240.00
09/24/2016	**Document Preparation:** Review of all documents and preparation fo summary email to T. Crawford with open questions	1.30	$ 400.00/hr	$ 520.00
09/26/2016	**Document Preparation:** Conference with T. Crawford re: TCA and Eagle transactions; revision of documents for same	3.70	$ 400.00/hr	$ 1,480.00
09/27/2016	**Document Preparation:** Revision of Certificates of Designations and conferences and emails with T. Crawford re: same	0.90	$ 400.00/hr	$ 360.00

Total Hours	6.50 hrs
Total Service	$ 2,600.00
Total Amount	$ 2,600.00

In Reference To: Maximilian/Bradford/Keystone (Service)

Date	Services	Hours	Rates	Amount
09/23/2016	**Document Preparation:** Review PIPSA and draft transmittal letter delivering $100 cash and instructing the return of 10 Bradford JV interests in accordance with PIPSA.	0.60	$ 275.00/hr	$ 165.00

Total Hours	0.60 hrs
Total Service	$ 165.00
Total Amount	$ 165.00

Total Hours	7.10 hrs
Total Service	$ 2,765.00
Total Invoice Amount	$ 2,765.00
Previous Balance	**$ 15,383.75**
9/20/2016 Payment - Wire Transfer	($15,000.00)

9/21/2016	Balance Adjustment Credit PER LA Email 9/20	($383.75)
	Balance (Amount Due)	**$ 2,765.00**

Legal & Compliance, LLC
330 Clematis Street
Suite 217
West Palm Beach, FL 33401
561-514-0936

Cardinal Energy Group Inc.
Mr. Timothy W. Crawford
6037 Frantz Road, Suite 103
Dublin, OH 43017

Invoice 22882

Date	Nov 01, 2016
Terms	
Service Thru	Oct 31, 2016

In Reference To: Non Matter-Related (Service)

Date	Services	Hours	Rates	Amount
10/04/2016	**Document Preparation:** Preparation and distribution of Kick-Off letter for 10-Q for 3rd quarter	0.30	$ 400.00/hr	$ 120.00
10/22/2016	**Document Preparation:** Review and comment on TCA Loan agreement	4.40	$ 400.00/hr	$ 1,760.00
10/23/2016	**Document Preparation:** Conferences with T. Crawford and emails to L. Anthony and David K re: comments to Loan Agreement	0.70	$ 400.00/hr	$ 280.00

In Reference To: Non Matter-Related (Expenses)

Date	Expenses	Amount
09/24/2016	**Federal Express:** ATTN: RYAN SEARS	$ 39.75

Total Hours	5.40 hrs
Total Service	$ 2,160.00
Total Expenses	$ 39.75
Total Invoice Amount	$ 2,199.75
Previous Balance	**$ 2,765.00**
Balance (Amount Due)	**$ 4,964.75**

Notes:
Additional Retainer Requested $2,500.00 Please Remit

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

Legal & Compliance LLC "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that

such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an

indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of ________________ by ________________, and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

____

By: Laura Anthony, Esq.

Title: Founding Partner

____

By: Samuel Oshana

Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: SEC Compliance, Inc.

Claim Amount: $2,495.00 (Total amount payable from Company to Creditor)

Purchase Price: $2,495.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $1,247.50 within ten (10) days of the occurrence of the foregoing and $1,247.50 within thirty (30) days of the foregoing; *provided however,* that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $1,247.50 within ten (10) days of the occurrence of the foregoing and $1,247.50 within ninety (90) days of the occurrence of the

EXHIBIT G

foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT,** ☐ IS secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company .

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ IS NOT, ☐ IS and within the past ninety (90) days ☒ HAS NOT been ☐ HAS has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ IS NOT, ☐ IS a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

SEC Compliance, Inc.

(Date Signed) 11/28/16

[signature]

Name: DAVID MCGUIRE

Title: CEO

ADDRESS: 74075 El Paseo, B3

CITY: Palm Desert, CA 92260

Telephone No. 310 993 9255

Fax No. 310 693 8083

E-mail: david@m2compliance.com

Wiring Instructions (see Attached)

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ______________________

By: [signature]

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ______________________

E-mail :documents@rockwellcp.com

M2 COMPLIANCE

www.m2compliance.com

Wire Transfer Instructions

Please find below the information you will need for a wire transfer:

Account Information:
M2 Compliance, Inc.
Account No. 03245-17581
Routing No. 026009593

Bank of America
Century Plaza Towers
2029 Century Park East, Suite 400
Los Angeles, California 90067

Swift Code (Only used for international transfers.): BOFAUS3N

Please contact us if you have any questions. Thank you for your business.

Kind regards,

M2 Compliance Incorporated

Exhibit A

Invoice(s)

M2 Compliance Incorporated
74075 El Paseo, Suite B3
Palm Desert, California 92260

Tel: (310) 402-2681 / Fax: (310) 693-8083
E-Mail: accounting@m2compliance.com
www.m2compliance.com

Los Angeles - Palm Desert - Pittsburgh

Statement

11/29/16

Cardinal Energy Group, Inc
Timothy W Crawford
6037 Frantz Road, suite 103
Dublin, Ohio 43017

M2 Compliance Services:

1. EDGARization
2. XBRL Tagging
3. Newswire Distribution
4. Compliance Hosting (IR page)
5. Transfer Agent Services
6. Financial Printing and Typesetting

Date	Description	Amount	Balance
01/01/16	INV #217430. Due 01/01/16. Orig. Amount $4,995.00. --- 10Q, 1 @ $4,995.00 = 4,995.00	2,495.00	2,495.00

Current	1-30 Days Past Due	31-60 Days Past Due	61-90 Days Past Due	Over 90 Days Past Due	Amount Due
0.00	0.00	0.00	0.00	2,495.00	$2,495.00

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

SEC Compliance, Inc. "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that

such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an

indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of SEC Compliance by DAVID MCGUIRE, and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

____

By: DAVID MCGUIRE

Title: CEO

____

By: Samuel Oshana

Title: Secretary

CLAIM PURCHASE AGREEMENT

This Claim Purchase Agreement ("Agreement") (together with Exhibits A and B annexed hereto and made a part hereof, all of which taken together constitute this "Agreement") is entered into effective as of the date of full execution ("Effective Date"), by and between Rockwell Capital Partners, Inc. ("Purchaser"), and the Creditor identified below ("Creditor"). Purchaser and Creditor (each, a "Party" and, together, the "Parties") agree as follows with respect to the outstanding debt owed to Creditor by the Company named below ("Company"):

Company Name: Cardinal Energy Group, Inc.

Creditor Name: RBSM LLP

Claim Amount: $37,000.00 (Total amount payable from Company to Creditor)

Purchase Price: $37,000.00 (Amount for which Creditor is selling Claim to Purchaser)

Documentation of Claim (complete copies of all documentation attached):

[X] Invoice(s)/Contract(s) attached as Exhibit A

[X] Indemnification Agreement attached as Exhibit B

1. Purchase and Sale. Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration set forth herein, all right, title and interest of Creditor in and to, one or more claims of Creditor against Company described herein and attached hereto (the "Claim"). Creditor hereby sells, transfers and assigns all right, title and interest of Creditor in the Claim to Purchaser.

2. Settlement Approval. No later than the thirtieth (30th) business day after the Effective Date, Purchaser shall file an action against Company in the United States District Court or state court of trial jurisdiction in the State of Florida (the "Action") seeking collection of the Claim. Purchaser shall seek to settle the Action on terms acceptable to Purchaser in its sole discretion and, by appropriate motion or other pleading, shall seek approval from the Court of such settlement.

3. Payment of Purchase Price. The Purchase Price will be paid to Creditor by Purchaser in two (2) installments, following entry and full effectuation of a Court order approving settlement of the Claim in form and substance acceptable to Purchaser ("Approval Date"), and the successful deposit of settlement shares of company by purchaser into an account or accounts as contemplated by any settlement agreement between company and purchaser until paid in full. Payments shall be made as follows: $18,500.00 within ten (10) days of the occurrence of the foregoing and $18,500.00 within thirty (30) days of the foregoing; *provided however*, that in the event the Market Price of the Company's Common Stock drops to at or below any Market Price prescribed under any Settlement Agreement with Company which could trigger a default therein, then all payments shall be made as follows: $18,500.00 within ten (10) days of the occurrence of the foregoing and $18,500.00 within ninety (90) days of the occurrence of

EXHIBIT

H

the foregoing; and as applicable after any such occurrence. Furthermore, purchaser shall not be obligated to pay any portion of such Purchase Price in the event of a Default being declared by Purchaser under any settlement agreement entered into between the Company and Purchaser in respect of the settlement of the Claim that is the subject of this Agreement. If such default by the Company occurs and is not cured within the prescribed time period, the Purchaser shall cause to be transferred to Creditor any portion of the Claim not already paid for pursuant to this Section 3, and this Agreement shall be null and void, unless otherwise agreed by written agreement of the parties.

4. Cooperation. Creditor will furnish Purchaser will all documentation and evidence supporting the Claim, and reasonably cooperate in providing any other information and taking any other action that Purchaser deems necessary or appropriate to prosecute the action to collect the Claim. Upon Purchaser's reasonable request, Creditor will duly execute and deliver, or cause to be duly executed and delivered to Purchaser such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Purchaser to effectuate the provisions and purposes of this Agreement.

5. Termination. If the Approval Date has not occurred within ninety (90) days after the date hereof, either Party shall have the right to terminate and cancel this Agreement by providing written notice of termination to the other Party at any time after such date and prior to Court Approval. If termination is so effected, this Agreement shall be deemed void *ab initio* and of no further force and effect, no sale or assignment of the Claim shall have occurred, and Purchaser shall dismiss the Action. In the event of termination, the Purchase Price shall not be payable.

6. Representations, Warranties and Covenants. Creditor hereby represents, warrants and covenants to Purchaser as follows:

(a) (i) The Claim is a bona fide outstanding claim against Company, and is an enforceable obligation arising in the ordinary course of business, for goods and/or services rendered to Company by Creditor in good faith. The Claim is currently due and owing and is payable in full.

(ii) [PLEASE COMPLETE] The Claim ☒ **IS NOT**, ☐ **IS** secured by any security interest in any property of the Company or an affiliate of the Company or by a guarantee of the Company or of an affiliate of The Company.

(b) Creditor did not enter into the transaction giving rise to the Claim in contemplation of any sale or distribution of Company's common stock or other securities.

(c) The Claim Amount is the total amount due to Creditor with respect to the Claim, net of any applicable discounts, allowances or other deductions to which Company is lawfully entitled. The documents attached hereto are true, correct and complete copies of all documentation underlying the Claim.

(d) The Claim is not reasonably subject to dispute and Company is unconditionally obligated to pay the full Claim Amount without defense, counterclaim or offset. To the knowledge of Creditor, the Company's failure to pay is due solely and exclusively to financial inability.

(e) Creditor is the sole owner of the Claim, free and clear of all liens, encumbrances and rights of third parties. Creditor has not previously sold, transferred, encumbered or released any part of the Claim.

(f) There has been no modification, compromise, forbearance, or waiver (written or oral) entered into or given with respect to the Claim. There is no action based on the Claim that is currently pending in any court or other legal venue, and no judgments based upon the Claim have been previously entered in any legal proceeding.

(g) There are no taxes due, payable or withholdable as an incident of Creditor's Claim; no taxes will be due, payable or withholdable as a result of settlement of the Claim; and Creditor may at all times promptly withhold (if applicable) and pay when due any federal, state, local and/or foreign taxes due as a result of payment of the Purchase Price.

(h) Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell, convey, transfer and assign the Claim to Purchaser. Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement. Creditor acknowledges and agrees that it has had an opportunity to conduct its own due diligence and consult with its own legal counsel, and tax, financial and other advisors, and that Creditor is not relying in that regard on Purchaser. Creditor acknowledges that Purchaser is not making any representations or warranties whatsoever, including, without limitation, about the Company.

(i) The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor. This Agreement has been duly executed and delivered by Creditor and constitute the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(j) [PLEASE CHECK] Creditor ☒ **IS NOT**, ☐ IS and within the past ninety (90) days ☒ **HAS NOT** been ☐ **HAS** has been directly or indirectly through one or more intermediaries in control, controlled by, or under common control with, the Company and is not an affiliate of the Company as defined in Rule 144 promulgated under the Act. Creditor is not in any way affiliated with any of the Company's Officers, Directors or ten-percent (10%) shareholders. Creditor ☒ **IS NOT**, ☐ **IS** a broker or dealer in securities.

(k) Creditor's claim does not arise out of Promoter or Investor Relations Services.

(l) The execution and delivery of this Agreement by Creditor and the performance of all of its obligations hereunder (i) do not and will not violate, conflict with, breach, or constitute a default under, any material contract, agreement or commitment binding upon such Creditor, and (ii) do not and will not

conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any court or other government authority having jurisdiction over such Creditor or the Claim.

(m) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Creditor, threatened against or affecting Creditor or any of its assets before or by any court, arbitrator, governmental or administrative agency, or regulatory authority that adversely affects or challenges the legality, validity or enforceability of, or that could have or reasonably be expected to result in a material adverse effect on this Agreement.

(n) Creditor shall not and has no present intention to utilize any of the proceeds to be received from Purchaser to directly or indirectly, provide any consideration to or invest in any manner in the Company or any affiliate of the Company.

(o) Creditor will not, directly or indirectly, receive any consideration from or be compensated in any manner by the Company, or any affiliate of the Company, in exchange for or in consideration for selling the Claim.

(p) Creditor will immediately advise Purchaser if any of the foregoing cease to be fully true and accurate at any time up to and including the Approval Date.

7. Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any or arising out of settlement of the Claim.

8. Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Florida, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Florida, and that such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9. Limitation of Damages. Notwithstanding the provisions of paragraph 10 herein, each of the Parties hereby waives any rights which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damage other than, or in addition to, actual damages. Purchaser shall have the right, in Purchaser's sole discretion, to determine which rights, liens, security interests or remedies Purchaser may at any time pursue, relinquish, subordinate, or modify or to take any other action and incur any costs or expenses with respect thereto and such determination will not in any way modify or affect any of Purchaser's rights hereunder. Purchaser shall have no liability hereunder for any delay in or failure to obtain Approval, or for any other causes beyond Purchaser's control. Any liability of Purchaser for any default hereunder, including default in any payment to Creditor pursuant to Section 3 above, shall be limited solely to a return of the Claim to Creditor.

10. Indemnification. Creditor covenants and agrees to indemnify, defend and hold Rockwell Capital Partners, Inc. and its agents, employees, representatives, officers, directors, stockholders, controlling persons and affiliates harmless arising from or incident or related to this Agreement, pursuant to the terms of Exhibit "B" attached hereto and incorporated herein.

11.Notices. All notices and other communications shall be in writing and shall be provided to the recipient Party to the addresses set forth on the signature page hereof. All notices and communications shall be deemed made and effective as follows: (a) if transmitted for overnight delivery via a nationally recognized delivery service, the first business day after being delivered by the transmitting Party to such overnight delivery service, (b) if faxed, when transmitted in legible form by facsimile machine to the recipient Party's correct facsimile machine number, (c) if by e-mail, when transmitted by e-mail, or (d) if mailed via regular U.S. mail, upon delivery. Any Party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other Parties with written notice pursuant to the provisions hereof.

12. Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Parties, or, in the case of a waiver, by the Party against whom enforcement of such waiver is sought. No waiver of any default shall be deemed to be a continuing or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

13. Construction; Survival. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party. The representations and warranties contained herein shall survive the closing of the transactions contemplated herein and the assignment of the Claim.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by any other person.

15. Entire Agreement. This Agreement, together with the exhibits hereto, contains the entire agreement and understanding of the Parties, and supersedes all prior and contemporaneous agreements, letters, discussions, communications and understandings, both oral and written, concerning the sale, transfer, conveyance and assignment of the Claim, which the Parties acknowledge have been merged into this Agreement.

16. Signature. This Agreement may be executed in counterparts and by facsimile, portable document format or other electronic means, each of which shall constitute an original and all of which when taken together shall constitute one document.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

CREDITOR:

RBSM LLP

(Date Signed) ____________

By: ____________

Name: PETER STEFANOU

Title: PARTNER

ADDRESS: 1360 BEVERLY RD. SUITE 305

CITY: MCLEAN, VA 22101

Telephone No. 917 229 4610

Fax No. 703 448 3515

E-mail: PSTEFANOU@RBSMLLP.COM

Wiring Instructions: ATTACHED

PURCHASER: Rockwell Capital Partners, Inc.

(Date Signed) ____________

By: ____________

Name: Samuel Oshana

Title: Secretary

ADDRESS: 919 N. Market Street, #1401

CITY: Wilmington, Delaware 19801

Telephone No. 305-351-7728

Fax No. ____________

E-mail :documents@rockwellcp.com

Bank Wire Instructions:

Bank Name:	Cardinal Bank McLean, Virginia USA +703.356.6060 (telephone)
Bank Routing Number:	056008849
Account Number:	5046004833
Account Name:	RBSM LLP

Exhibit A

Invoice(s)

RBSM LLP
Accountants & Advisors

805 Third Avenue
Suite 1430
New York, New York 10022
212.868.3669
212.838.2676/ Fax
www.rbsmllp.com

November 16, 2016

PERSONAL AND CONFIDENTIAL

Cardinal Energy Group, Inc.
c/o Mr. Timothy W. Crawford
Chief Executive Officer
6037 Frantz Rd., Suite 103
Dublin, OH 43017

Updated invoice

TO: RBSM LLP

Professional services rendered in connection with the :

Examination of the Company's December 31, 2015 financial statements and review of the December 31, 2015Annual Report on SEC Form 10-K	$ 25,000
Review of the Company's March 31, 2016 unaudited financial statements and review of the March 31, 2016 Quarterly Report on SEC Form 10-Q	6,000
Review of the Company's June 30, 2016 unaudited financial statements and review of the June 30, 2016 Quarterly Report on SEC Form 10-Q	6,000
Total	$ 37,000

Bank Wire Instructions:

Bank Name:	Cardinal Bank McLean, Virginia USA +703.356.6060 (telephone)
Bank Routing Number:	056008849
Account Number:	5046004833
Account Name:	RBSM LLP

Exhibit B

Indemnification Agreement

EXHIBIT B

INDEMNIFICATION AGREEMENT

RBSM LLP "Creditor" agrees to indemnify and hold harmless, Rockwell Capital Partners, Inc. and its affiliates and their officers, directors, employees, agents, employees, representatives, affiliates and controlling persons ("indemnified Parties") against any and all loss, charge, claim, damage, expense, fine, judgment and liability whatsoever, whether brought by an individual or other entity, or imposed by a Court of law or by administrative action of any Federal, State or Local governmental body or agency, administrative agency or regulatory authority, including, but not limited to, all attorneys' fees and expenses (hereinafter a "Claim or "Claims"), related to or arising in any manner out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact made by the Creditor or any omission or alleged omission of the Creditor to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the inaccuracy or breach of any covenant, representation or warranty made by the Creditor contained herein or in any seller document or (iii) any transaction, proposal or any other matter (items (i), (ii) and (iii) being hereinafter referred to as a "Matter" or "Matters") contemplated in the Agreement with Rockwell Capital Partners hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened Claim related to or arising in any manner out of any Matter contemplated by the agreement of Rockwell Capital Partners hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such indemnified party is a formal party to any such Proceeding. This Agreement specifically includes, but is not limited to the foregoing concerning any claim that Rockwell Capital Partners is in violation of or has violated Section 5 of the Securities Act of 1933, as amended, for unlawful or unauthorized sale of securities based upon Rockwell Capital Partners, Inc.'s reliance on representations of Creditor or misrepresentations of Creditor pursuant to (i), (ii) or (iii) and/or that any payments made by Rockwell Capital Partners to Creditor were unlawful, based upon false instruments provided to Rockwell Capital Partners or not bona fide claims within the meaning of Section 3(a)(10) of the Securities Act of 1933. Notwithstanding the foregoing, the Creditor shall not be liable in respect of any Claims that a court of competent jurisdiction has judicially determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) which resulted solely or in part from the willful misconduct of an indemnified Party or the willful violation of any securities laws or regulations by and Indemnified Party. The Creditor further agrees that it will not, without the prior written consent of Rockwell Capital Partners settle compromise or consent to the entry of any judgment in any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not Rockwell Capital Partners or any Indemnified Party is an actual or potential party to such proceeding), unless such settlement, compromise or consent includes an unconditional release of Rockwell Capital Partners and each other Indemnified Party hereunder from all liability arising out of such proceeding.

In order to provide for just and equitable contribution in any case in which (i) an Indemnified Party is entitled to indemnification pursuant to this Indemnification Agreement but it is judicially determined by the entry of a final judgment decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that

such indemnification may not be enforced in such case, or (ii) contribution may be required by the Creditor in circumstances for which an Indemnified Party is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Creditor shall contribute to the aggregate losses, Claims and damages and/or liabilities in an amount equal to the amount for which indemnification was held unavailable.

The Creditor further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Creditor for or in connection with Rockwell's agreement hereunder except for Claims that a court of competent jurisdiction shall have determined by final judgment (and the time to appeal has expired or the last right of appeal has been denied) resulted solely or in part from the willful misconduct of such Indemnified Party or the willful violation of any securities laws or regulations by an Indemnified Party. The indemnity, reimbursement and contribution obligations of the Creditor set forth herein shall be in addiction to any liability which the Creditor may otherwise have an shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Creditor or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, and (ii) any investigation made by or on behalf of any party hereto or any person controlling any party hereto.

Each Party warrants that the individuals who have signed this Agreement have the actual legal power, right, and authority to make this Agreement and bind each respective Party.

No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing and signed by both Parties.

No waiver of any default shall constitute a waiver of any other default or breach, whether of the same or other covenant or condition. No waiver, benefit, privilege, or service voluntarily given or performed by a Party shall give the other Party any contractual right by custom, estoppel, otherwise.

If any legal action or other proceeding is brought in connection with this Agreement, the successful or prevailing Party, if any, shall be entitled to recover reasonable attorneys' fees and other related costs, in addition to any other relief to which that Party is entitled. In the event that it is the subject of a dispute, the court or trier of fact who presides over such legal action or proceeding is empowered to determine which Party, if any, is the prevailing party in accordance with this provision.

This Agreement contains the entire agreement between the Parties related to the matters specified herein, and supersedes any prior oral or written statements or agreements between the Parties related to such matters.

If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited. The intent of the Parties is to provide as a broad an

indemnification as possible under Florida Law. In the event that any aspect of this Agreement is deemed unenforceable, the court is empowered to modify this Agreement to give the broadest possible interpretation permitted under Florida Law.

This Agreement shall be governed exclusively by the laws of Florida, without regard to conflict of law provisions.

Any lawsuit or legal proceeding arising out of or relating to this Agreement in any way whatsoever shall be exclusively brought and litigated in the federal and state courts of Florida. Each Party expressly waives the right to challenge this jurisdiction and/or venue as improper or inconvenient. Each Party consents to the dismissal of any lawsuit that they bring in any other jurisdiction or venue.

This Agreement shall be signed on behalf of PETER STEFANOU by RBSM LLP, and on behalf of **Rockwell Capital Partners, Inc.** by **Samuel Oshana** and effective as of the date first written above.

____

By: PETER STEFANOU

Title: PARTNER

____

By: Samuel Oshana

Title: Secretary